UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 10549

                                  FORM 8-K/A
                                CURRENT REPORT

                      DATE OF REPORT: DECEMBER 14, 1998


                         DIAPULSE CORPORATION OF AMERICA
             (Exact Name of registrant as specified on its charter)

         Delaware                   132-4                       13-5671991
-------------------------------     ------------           ---------------------
(State or other jurisdiction of     (Commission            I. R. S. Employer
Employer of incorporation)          File Number)           Identification Number


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                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On November 27, 1998, the Registrant terminated Nussbaum Yates & Wolpow, P.C. as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for one year, and selected Granick & Gendler, CPA to replace Nussbaum Yates & Wolpow, P.C. in this role. The decision to change the Registrant's accountants and auditors was approved by the full Board of Directors.

             During the most recent fiscal year and the subsequent period through November 27, 1998, the date on which Nussbaum Yates & Wolpow, P. C. was terminated as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and Nussbaum Yates & Wolpow, P.C. on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Nussbaum Yates & Wolpow, P.C.'s satisfaction would have caused it to make reference to the subject matter of disagreement in connection with its report, other than two disagreements, which were utimately resolved, relating to: i) the carrying value and classification of inventory and ii) the recording of an expense in connection with certain options granted to an independent sales representative. In this regard, the Company reduced its inventory to the lower of cost or market, classified a portion of the inventory as current and recorded the fair value of the options as an expense. In addition, Nussbaum Yates & Wolpow P.C.'s report on the Registrant's financial statements for the most recent fiscal year contained no adverse opinions or disclaimers of opinion, nor were such reports qualified as to audit scope or accounting principles, except to the extent that the report on the Registrant's 1997 financial statements stated that Nussbaum, Yates & Wolpow was unable to obtain sufficient competent evidential matter to satisfy themselves that the Registrant's allowance for Medicare receivables and related loss provided in the financial statements is both probable and subject to reasonable estimation, and therefore in accordance with generally accepted accounting principles.

             No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years and the subsequent interim period through November 27, 1998.

             The Registrant has authorized Nussbaum Yates & Wolpow, P.C. to respond fully to the inquiries of Garnick & Gendler, CPA. The Registrant has provided Nussbaum Yates & Wolpow, P.C. with a copy of the disclosures contained in this Form 8-K/A, and has requested that Nussbaum Yates & Wolpow, P.C. furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

             As stated above, on November 27, 1998, the Registrant appointed the accounting firm of Garnick & Gendler, CPA as the Registrant's independent public accountants and auditors, effective immediately. During the Registrant's two most recent fiscal years and the subsequent interim period through November 27, 1998, Garnick & Gendler was not consulted with respect to any of the items referred to in Item 304(a)(2) of Regulation S-K.

         (b) Exhibit: Letter from Nussbaum Yates & Wolpow, P.C. to the Securities and Exchange Commission concerning its termination as the Registrant's principal accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIAPULSE CORPORATION OF AMERICA

                                               By:   /s/ Jesse Ross
                                                     --------------
                                                     Jesse Ross
                                                     President, Director
                                                     and Chairman of the Board


Date:  December 14, 1998


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                                                                    Exhibit 16.1

December 15, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      Diapulse Corporation of America
                  File No. 132-4
Gentlemen:

We have read Item 4 of Form 8-K/A of Diapulse Corporation of America, dated December 14, 1998, and agree with the statements contained therein.


Very truly yours,


/s/ Nussbaum, Yates & Wolpow , P.C.